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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2003


                                  T-NETIX, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                84-1037352
(State or Other Jurisdiction of    Commission file number     (I.R.S. Employer
       Incorporation)                     0-25016            Identification No.)


     2155 CHENAULT DRIVE, SUITE 410
         CARROLLTON, TEXAS 75006                                    75006
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 241-1535


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On March 26, 2003, T-NETIX, Inc. reported its financial results for the year and fourth quarter ended December 31, 2002 and announced that it will restate its financial statements for the year ended December 31, 2001. The March 26, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.02 Press Release dated March 26, 2003.



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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

T-NETIX, Inc.

         Date:  March 26, 2003                  By:  /s/ Richard E. Cree
                                                     ---------------------------
                                                         Richard E. Cree
                                                         Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------
 99.02       Press Release dated March 26, 2003